Exhibit 10.2

ARBEITSVERTRAG	EMPLOYMENT AGREEMENT
(im folgenden „Arbeitsvertrag“ genannt)	(hereinafter referred to as “Employment Agreement”)

zwischen der	between
atai Life Sciences AG Wallstraße 16 10179 Berlin, Germany

(im folgenden „Arbeitgeber“ genannt)	(hereinafter referred to as “Employer”)

und	and

Stephen Rodrick Bardin Yorckstraße 69 10965 Berlin, Germany

(im folgenden „Arbeitnehmer“ genannt)	(hereinafter referred to as “Employee”)

wird folgendes vereinbart:	the following is agreed:

§ 1 Beginn des Arbeitsverhältnisses	§ 1 Start of Employment

Dieses Arbeitsverhältnis ist unbefristet und beginnt an dem Tag, an dem dem Arbeitnehmer ein gültiges Visum erteilt wird, dass die Arbeitsaufnahme in Deutschland erlaubt.	The Employment Agreement shall commence for an indefinite period upon the date a valid visa permitting work in Germany is issued to the Employee.

§ 2 Zweck und Inhalte des Arbeitsverhältnisses / Änderung der Tätigkeit / Verpflichtungen / Company Policies	§ 2 Purpose and Content of Employment / Change of Work / Obligations / Company Policies

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

1.
Der Arbeitnehmer wird für den Arbeitgeber als Chief Financial Officer gemäß der diesem Arbeitsvertrag als Anlage 1 beigefügten Tätigkeitsbeschreibung tätig, die Bestandteil dieses Arbeitsvertrages ist.
1. The Employee will work for the Employer as Chief Financial Officer according to the Job Description, which is part of and attached to this Employment Agreement as Exhibit 1.

2.
Der Arbeitgeber ist berechtigt, dem Arbeitnehmer unter Wahrung von dessen Interessen eine andere gleichwertige Tätigkeit zuzuweisen, die den Kenntnissen und Fähigkeiten des Arbeitnehmers entspricht. Dieses Recht wird auch durch eine langwährende Betrauung mit denselben Aufgaben nicht eingeschränkt.

2.
The Employer shall be entitled to require the Employee to perform other work of equal value, which is suitable to his skills and qualifications while respecting the Employee’s interests. This right shall not be restricted, even in the event of a long-term assignment of the same duties.

3. Der Arbeitnehmer hat die Aufgaben und Verantwortungsbereiche, die üblicherweise von einer Person in ihrer Funktion ausgeführt werden.	3. The Employee shall perform the duties and responsibilities inherent in such a position.

4.
Der Arbeitnehmer ist verpflichtet, jederzeit unsere jeweils geltenden Regeln, Richtlinien und Verfahren einzuhalten, einschließlich derjenigen, die im Personalhandbuch enthalten sind, das von der Personalabteilung zur Verfügung gestellt wird. Soweit Bestimmungen in diesen Regeln, Richtlinien und Verfahren von denen im Arbeitsvertrag abweichen, haben letztere Vorrang.

4.
The Employee is required at all times to comply with our rules, policies and procedures in force from time to time including those contained in the Staff Handbook, a copy of which is available from the Human Resources department. Insofar as provisions in these rules, policies and procedures deviate from those in the employment contract, the latter shall take precedence.

§ 3 Arbeitsort	§ 3 Place of Work

1. Der Arbeitsort des Arbeitnehmers ist grundsätzlich das Büro des Arbeitsgebers in Berlin.	1. The Employee's general place of work is the office of the Employer in Berlin.

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

2.
Der Arbeitnehmer ist zudem verpflichtet, seine Tätigkeit teilweise oder vollständig, vorübergehend oder dauerhaft, auch in seiner Wohnung / seinem Haus (Home Office) auszuüben. Der Arbeitgeber legt nach billigem Ermessen fest, ob und für welchen Zeitraum der Arbeitnehmer seine Tätigkeit in der betrieblichen Arbeitsstätte oder im Home Office erbringen soll. Die Tätigkeit im Home Office ist nur zulässig, soweit keine arbeitsschutzrechtlichen, datenschutzrechtlichen oder sonstigen Bedenken hiergegen bestehen und die hierfür jeweils geltenden Regelungen des Arbeitgebers von dem Arbeitnehmer beachtet werden. Der Arbeitgeber behält sich vor, die Tätigkeit im Home Office nur nach vorherigem Abschluss einer gesonderten Vereinbarung einzuführen.

2.
The Employee is obliged to carry out his activity partially or completely, temporarily or permanently, also in his apartment / house (working from home). The Employer shall determine at its reasonable discretion whether and for what period of time the Employee is to perform his activity at the office of the Employer or at home. Working from home is only permissible if there are no concerns regarding occupational health and safety, data protection or other issues and if the Employee complies with the applicable regulations of the Employer. The Employer reserves the right to implement working from home only after prior conclusion of a side agreement.

§ 4 Beschäftigungszeit	§ 4 Working Hours

1.
Der Beginn und das Ende der täglichen Arbeitszeit sowie der Pausen richten sich nach den betrieblichen Erfordernissen und jeweiligen Regelungen unter Beachtung der gesetzlichen Vorschriften. Es bestehen derzeit keine Kernarbeitszeiten. Bei einer täglichen Arbeitszeit von mehr als sechs bis zu neun Stunden ist eine Pause von mindestens 30 Minuten und bei einer täglichen Arbeitszeit von mehr als neun Stunden ist eine Pause von mindestens 45 Minuten einzulegen. Nach dem Ende der täglichen Arbeitszeit hat der Arbeitnehmer eine ununterbrochene Ruhezeit von mindestens elf Stunden.

1.
The start and end of the daily work and the breaks depend on the special operational requirements and the respective arrangements in accordance with applicable law. There are no key working times. If the daily working hours exceed six hours but do not exceed nine hours, a break of at least 30 minutes shall be taken, and if the daily working hours exceed nine hours, a break of at least 45 minutes shall be taken. After the end of the daily working time, the Employee shall have an uninterrupted rest period of at least eleven hours

2. Die wöchentliche Beschäftigungszeit beträgt 40 Stunden ohne die Berücksichtigung von Pausen.	2. The weekly working hours shall be 40 hours, excluding breaks

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

3.
Der Arbeitnehmer ist verpflichtet, im Rahmen der gesetzlichen Bestimmungen an Samstagen, Sonntagen und Feiertagen zu arbeiten, wenn die betrieblichen Belange dies erfordern und keine überwiegenden Interessen des Arbeitnehmers entgegenstehen.

3.
Within the scope of the legal regulations, the Employee shall work on Saturdays, Sundays and public holidays, if operational requirements necessitate this and there are no overriding interests on the part of the Employee.

§ 4 a Überstunden	§ 4 a Overtime

1. Der Arbeitnehmer ist verpflichtet, auf Weisung bis zu den einschlägigen gesetzlichen Grenzen des Arbeitszeitgesetzes Überstunden zu leisten.	1. At the request of the Employer, the Employee shall be obliged to work overtime as far as is it permissible under the Working Hours Act (“Arbeitszeitgesetz”).
Für erbrachte Überstunden steht dem Arbeitnehmer eine gesonderte Vergütung nicht zu. Sämtliche Überstunden sind mit der Vergütung abgegolten.	No additional payment shall be made for this overtime work, as it is included in the remuneration.

§ 4 b Kurzarbeit	§ 4 b Short-time Work

1.
Der Arbeitgeber kann Kurzarbeit anordnen, wenn ein erheblicher Arbeitsausfall vorliegt, der auf wirtschaftlichen Gründen oder einem unabwendbaren Ereignis beruht, und der Arbeitsausfall der Arbeitsverwaltung angezeigt ist (§§ 95 ff. SGB III). Die Dauer der Kurzarbeit darf die gesetzliche maximale Bezugsdauer von Kurzarbeitergeld nicht überschreiten.

1.
The Employer may order short-time work if there is a significant loss of work due to economic reasons or an unavoidable event and the loss of work is indicated to the competent authority (§§ 95 et seq. SGB III). The duration of short-time work may not exceed the respective maximum period of entitlement to short-time work compensation provided for by law.

2.
Für die Dauer der Kurzarbeit vermindert sich die in § 6 dieses Arbeitsvertrages geregelte Vergütung im Verhältnis der ausgefallenen Arbeitszeit. Im Rahmen der Kurzarbeit kann die Arbeitszeit insgesamt um bis zu 100 % verringert werden, in diesem Umfang auch die Vergütung des Arbeitnehmers entfallen.

2.
For the duration of the short-time work, the remuneration regulated in clause 6 of this Employment Agreement shall be reduced in proportion to the reduced working time. Within the scope of short-time work, the total working time may be reduced by up to 100%, and the Employee's remuneration shall also be reduced to the same extent.

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

3.
Der Umfang der Arbeitszeitreduzierung und die Dauer der Kurzarbeit richten sich nach den betrieblichen Erfordernissen. Sie werden von dem Arbeitgeber nach billigem Ermessen bestimmt und sind insgesamt soweit wie möglich zu begrenzen. Der Arbeitgeber teilt den genauen Umfang der Arbeitszeitreduzierung, die Dauer der Kurzarbeit und die Verteilung einer etwaigen Arbeitszeit dem Arbeitnehmer in Textform (z.B. E-Mail) mit einer Ankündigungsfrist von einer Woche mit.

3.
The scope of the reduction in working hours and the duration of short-time work shall be determined by operational requirements. They shall be determined by the Employer at its reasonable discretion and shall be limited as far as possible. The Employer shall notify the Employee of the exact scope of the reduction in working hours, the duration of the short-time work and the distribution of any working hours in text form (e.g. via e-mail) with a notice period of one week .

4. Sollte Kurzarbeit nicht mehr erforderlich sein, kann sie mit einer Ankündigungsfrist von einer Woche beendet werden.	4. In case short-term work should not be required any longer, it can be terminated with a notice period of one week.

§ 5 Urlaub	§ 5 Vacation

1.
Der Arbeitnehmer hat Anspruch auf einen gesetzlichen Mindesturlaub von 20 Arbeitstagen pro Kalenderjahr, ausgehend von einer 5 -Tage Woche. Arbeitstage sind alle Kalendertage mit Ausnahme von Samstagen, Sonntagen und gesetzlichen Feiertagen am Arbeitsort. Mit der Erteilung von Urlaub wird bis zu dessen vollständiger Erfüllung zunächst der gesetzliche Mindesturlaubsanspruch erfüllt.

1.
The Employee is entitled to a statutory vacation of 20 working days per calendar year, year based on a five days week. Working days are all calendar days except Saturdays, Sundays and legal holidays at the place of work. With the granting of vacation, at first the statutory vacation will be fulfilled until it is fully consumed.

2.
Der Arbeitnehmer muss einen Antrag auf Urlaub spätestens zwei Kalenderwochen vor dem beabsichtigten Urlaubsantritt bei seinem direkten Vorgesetzten stellen. Der Arbeitnehmer kann den Urlaub erst dann antreten, wenn dieser in der jeweils vom Arbeitgeber vorgeschriebenen Form schriftlich genehmigt worden ist.

2.
The Employee must apply for vacation at least two weeks prior to the intended start of vacation, contacting his direct superior. The Employee shall only take vacation after it has been approved in writing in the form prescribed by the Employer.

3. Im Übrigen finden die jeweils geltenden Gesetze, insbesondere das Bundesurlaubsgesetz in seiner jeweils gültigen Form, Anwendung.	3. Additionally, statutory provisions, in particular the Federal Vacation with Pay Act (Bundesurlaubsgesetz – BUrlG), apply.

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

§ 5 a Zusätzlicher Urlaub	§ 5 a Additional Paid Leave

Der Arbeitgeber gewährt dem Arbeitnehmer zusätzlich einen Urlaubsanspruch von zehn Arbeitstagen (der „Zusätzliche Urlaub“). Abweichend von den gesetzlichen Vorgaben für den gesetzlichen Mindesturlaub, verfällt der Zusätzliche Urlaub spätestens mit Ablauf des Kalenderjahres. Das gilt auch dann, wenn der Arbeitnehmer den Zusätzlichen Urlaub aus von ihm nicht zu vertretenden Gründen nicht nehmen kann, z.B. weil er während des Kalenderjahres arbeitsunfähig erkrankt ist.

The Employer allows the Employee an additional paid leave of ten working days (the “Additional Leave”). Other than the statutory regulations applying to the statutory vacation, with regard to the Additional Leave, the entitlement shall expire at the end of the calendar year. This also applies if the Employee cannot take the Additional Leave for reasons for which he is not responsible, e.g. because he is unable to work during the calendar year and therefore cannot take the Additional Leave.

§ 6 Vergütung	§ 6 Remuneration

1.
Der Arbeitnehmer erhält für seine Tätigkeit eine jährliche Vergütung von USD 440.,000 brutto („Grundgehalt“). Das Grundgehalt kann zu keinem Zeitpunkt ohne das vorherige schriftliche Einverständnis des Arbeitnehmers reduziert werden.

1.
The Employee will be paid an annual remuneration of USD 440,000 gross (the “Basic remuneration”). In no event shall Employee’s Base Salary in effect at a particular time be reduced without his prior written consent.

Das Grundgehalt wird zum 15. eines jeden Kalendermonats entsprechend des jeweils gültigen USD/EUR Umrechnungskurses berechnet und in zwölf gleichen Teilen jeweils zum Ende des Kalendermonats nach Abzug etwaig in der Bundesrepublik Deutschland anfallender gesetzlicher Steuern und Abgaben auf ein durch den Arbeitnehmer zu benennendes Konto überwiesen.

The Basic remuneration shall be adjusted to the respectively applicable USD/EUR exchange rate each month at the 15th and paid in twelve equal parts to the Employee's account at the end of each calendar month in arrears, net of any applicable taxes or charges under the laws of the Federal Republic of Germany.

Beginnt bzw. endet dieser Arbeitsvertrag während bzw. vor Ablauf eines Kalenderjahres, so wird die Vergütung zeitanteilig gezahlt.	If this Employment Agreement starts or ends during or before the end of a calendar year, the remuneration shall be paid on a pro rata basis.

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

2.
Während der Laufzeit dieses Arbeitsverhältnisses hat der Arbeitnehmer Anspruch auf Teilnahme an einem jährlichen Bonusprogramm, das vom Board der ATAI Life Sciences N.V. ("Board") festgelegt wird. Die jährliche Leistungsvergütung des Mitarbeiters im Rahmen dieses Bonusprogramms (der "Bonus") soll 40 % des Grundgehalts betragen (der "Zielbonus"). Der im Rahmen des Bonusprogramms zu zahlende Bonus basiert auf der Erreichung von Leistungszielen, die vom Board festgelegt werden. Der Zielbonus ist fällig und zahlbar zum 31. März des jeweiligen Folgejahres.

2.
During the Term of this Employment Agreement, the Employee shall be eligible to participate in an annual incentive program established by the Board of ATAI Life Sciences N.V. (“Board”). The Employee’s annual incentive compensation under such incentive program (the “Bonus”) shall be targeted at 40% of the Basic remuneration (the “Target Bonus”). The Bonus payable under the incentive program shall be based on the achievement of performance goals to be determined by the Board. The Target Bonus shall be due and payable on March 31 of the respective calendar year.

3. Voraussetzung für die Zahlung eines Bonus ist ein bestehendes Arbeitsverhältnis am Auszahlungsstichtag des Zielbonus, sofern § 8 keine abweichende Regelung vorsieht.	3. A precondition for the payment of the bonus is an existing employment relationship on the applicable date(s) of Employer’s bonus payment, except as provided in Section 8.

4. Bei unterjährigem Ein- oder Austritt des Arbeitnehmers wird der Bonus anteilig pro rata temporis für jeden vollen Monat des Bestehens des Arbeitsverhältnisses in dem Jahr gewährt.	4. If the Employee joins or leaves the Employer during the year, the bonus is granted pro rata temporis for each full month of the employment relationship in that year.

5. Ein Bonus wird für Zeiten, in denen der Arbeitgeber von seiner Verpflichtung zur Zahlung der Vergütung z.B. wegen eines Sabbaticals, längerer Arbeitsunfähigkeit, Elternzeit befreit ist, gekürzt.	5. The bonus will be reduced for any time in which the Employer is released from its duty to pay salary, e.g. sabbatical, lengthy illness, maternity leave.

6.
Der Arbeitgeber behält sich das Recht vor, den Bonusanspruch im Fall einer wirtschaftlichen Notlage des Arbeitgebers zu widerrufen. Eine solche wirtschaftliche Notlage liegt insbesondere vor, wenn der Jahresgewinn des Arbeitgebers unter 0% des Jahresumsatzes sinkt.

6.
The Employer retains the right to revoke the bonus entitlement in case of economic hardship of the Employer. Such economic hardship shall in particular be the case if the Employer's annual gross profit is lower than 0% of the annual turnover.

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

7. Mit der Vergütung gemäß § 6 Ziffer 1 und Ziffer 2 sind sämtliche Tätigkeiten des Arbeitnehmers aus diesem Arbeitsvertrag abgegolten. Die Behandlung von Überstunden bestimmt sich nach § 4 a.	7. The remuneration pursuant to clause 6 para. 1 and para. 2 covers all activities of the Employee under this Employment Agreement. Overtime Work is regulated by clause 4 a.

Die Zahlung von sonstigen eventuellen Zulagen, Prämien, Gratifikationen und ähnlichem, die von dem Arbeitgeber erbracht werden sollten, sind freiwillige Leistungen. Sie begründen keinen rechtlichen Anspruch des Arbeitnehmers, weder dem Grunde noch der Höhe nach, weder für die Vergangenheit noch für die Zukunft. Insbesondere ergibt sich aus der vorbehaltslosen Gewährung einer solchen freiwilligen Leistung, auch über mehrere Jahre hinweg kein Rechtsanspruch. Unberührt davon bleibt der Vorrang einer individuellen Vertragsabrede.

The payment of any further allowance, bonus, gratuity etc., if any, shall be on a voluntary basis subject to the provision that even payments without reservation and repeated payments over several years shall not create any legal claim for the Employee, either in respect to their cause or their amount, either for the past or the future. The priority of an individual contractual arrangement remains unaffected.

§ 6 a Abtretung / Verpfändung	§ 6 a Permission for Assignment / Pledge

1.
Dem Arbeitnehmer ist es nicht gestattet, seine Vergütungsansprüche ohne vorherige schriftliche Zustimmung des Arbeitgebers an Dritte abzutreten oder zu verpfänden. Der Arbeitgeber darf seine Einwilligung nur aus berechtigten betrieblichen Interessen verweigern

1.
The Employee shall not be permitted to assign or pledge its remuneration claims to third parties without the prior written consent of the Employer. The Employer may deny its consent in case of legitimate operational interest.

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

Der Arbeitnehmer ist verpflichtet, die aufgrund einer Abtretung oder Verpfändung entstehenden Bearbeitungskosten zu übernehmen. Für jeden Bearbeitungsvorgang wie Überweisung, Abfassen eines Schreibens etc. werden 5 EUR als Kosten festgelegt. Der Arbeitgeber behält ich von, einen höheren Schaden nachzuweisen und diesen vom Arbeitnehmer zu verlangen. Dem Arbeitnehmer bleibt der Nachweis vorbehalten, dass keine Bearbeitungskosten entstanden oder diese wesentlich niedriger als die Pauschale sind, Dann beschränkt sich der Kostenersatz auf die tatsächlichen entstandenen Kosten.

The Employee is obliged to bear the costs resulting from an assignment or pledge. For each transaction, such as transfer, writing a letter, etc., the Employee is obliged to pay a fixed fee for each transaction amounting to 5 EUR. The Employer is entitled to prove a higher damage and to require the Employee to pay the higher damages. The Employee is entitled to prove that no transaction costs were incurred or that they are significantly lower than the fixed amount. In this case, the reimbursement of costs is limited to the actual costs that occurred.

2. Der Arbeitnehmer verpflichtet sich, etwa zu viel bezogene Vergütung vollumfänglich an den Arbeitgeber zurückzuzahlen.	2. The Employee undertakes to reimburse the Employer in full for any excess remuneration received.

§ 6 b Auslagen	§ 6 b Expenses

1.
Der Arbeitgeber erstattet dem Arbeitnehmer notwendige und angemessene Auslagen nach den jeweils maßgeblichen betrieblichen Gepflogenheiten unter Berücksichtigung der jeweils anwendbaren steuerlichen Regelungen gegen Vorlage entsprechender Belege.

1.
The Employer will reimburse the Employee for any necessary and reasonable expenses in accordance with the relevant operational procedures, taking into account applicable tax regulations on presentation of the relevant receipts.

2. Sofern der Arbeitnehmer zu dem US Konzernunternehmen des Arbeitgebers zurückkehren sollte, um dort zu arbeiten, erhält der Arbeitnehmer einen Umzugszuschuss in Höhe von USD 15.000.	2. Should the Employee return to work for the US affiliate of the Employer, he will receive a relocation allowance of $15,000 USD.

§ 6 c Freistellung	§ 6 c Indemnification

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

Der Arbeitnehmer hat Anspruch auf Freistellung von Schäden gemäß den Bestimmungen der Satzung des Arbeitgebersund aller Freistellungsvereinbarungen, die mit dem Arbeitnehmer abgeschlossen wurden, wobei die Freistellung auch nach der Vertragslaufzeit zu gewähren ist, da sie für die Tätigkeit des Arbeitnehmers bei dem Arbeitgeber in demselben Umfang gilt wie für andere Führungskräfte des Arbeitgebers.

The Employee shall be eligible for indemnification in accordance with the terms of the Employer’s organizational documents and any indemnification agreements entered into with the Employee, which indemnification shall remain in effect after the term of this Agreement as it applies to the Employee service to the Employer to the same extent it applies to other executives of the Employer.

§ 6 d Steuerlicher Ausgleich	§ 6 d Tax Equalization

Während der Laufzeit dieses Arbeitsvertrags und sofern der Arbeitnehmer Zahlungen oder Leistungen von der Gesellschaft oder den mit ihr verbundenen Unternehmen erhält, die außerhalb der Vereinigten Staaten zu versteuern sind, ist die Gesellschaft zu folgenden Leistungen verpflichtet:

During the Term of this Employment Agreement, and to the extent the Employee receives payment or benefits from the Employer or its affiliates that become taxable outside the United States, the Employer shall provide:

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

(i) Einen Ausgleich für Steuerbelastungen, sodass die Steuerschuld, die der Arbeitnehmer trägt nicht höher ist als die Steuerschuld, die der Arbeitnehmer getragen hätte, wenn der Arbeitnehmer nicht außerhalb der Vereinigten Staaten steuerpflichtig geworden wäre, wobei der Ausgleich (netto) zu zahlen ist gemäß der zeitlichen Vorgaben des Treasury Regulation Section 1.409A-1(b)(8)(iii)) und so lange (i) wie der Arbeitnehmer der zusätzlichen Besteuerung aufgrund des Erfordernisses, außerhalb der Vereinigten Staaten zu arbeiten, unterliegt sowie (ii) für bis zu zwei (2) Jahre nach Ende des Arbeitsverhältnisses mit dem Arbeitgeber oder den mit ihm verbundenen Unternehmen.

(i) tax equalization so that the tax burden
incurred by Employee is not greater than the tax that Executive would have paid had Employee not been subject to tax outside the United States (such reimbursements to be paid (net of taxes) within the timeframe required by

Treasury Regulation Section 1.409A-1(b)(8)(iii)) for so long as (i) Executive is subject to additional tax solely due to the Exective’s requirements to be based outside of the United States and (ii), for the avoidance of doubt, for up to two (2) years extending beyond the term of employment with the Employer or its affiliates, and

(ii) Erstattung der Kosten (netto) des Arbeitnehmers für die Unterstützung durch eine im beidseitigen Einvernehmen beauftragte Firma zur Vorbereitung von Steuererstattungen, e, wobei der Anspruch nur so lange besteht, wie der Arbeitnehmer außerhalb der Vereinigten Staaten zu Steuerzahlungen verpflichtet ist, einschließlich eines Zeitraums von zwei (2) Jahre nach Beendigung des Arbeitsverhältnisses mit dem Arbeitgeber oder einem mit ihm verbundenen Unternehmen.

(ii) tax return preparation assistance by a mutually agreed firm with such costs to be reimbursed (net of taxes) to the Employee to be provided for so long as Employee is subject to tax outside the United States, including, for the avoidance of doubt, periods extending beyond the term of employment with the Employer or its affiliates by up to two (2) years.

§ 7 Arbeitsunfähigkeit / Entgeltfortzahlung	§ 7 Incapacity to Work / Continued Remuneration

1.
Der Arbeitnehmer ist verpflichtet, dem Arbeitgeber jede Dienstverhinderung unverzüglich anzuzeigen. Bei anstehenden Terminsachen hat der Arbeitnehmer auf vordringlich zu erledigende Arbeiten hinzuweisen.
1. The Employee shall notify the Employer of any incapacity to work without undue delay. In the event of existing deadlines, the Employee shall expressly indicate the work that needs to be done.

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

2.
Im Falle einer Arbeitsunfähigkeit wegen Krankheit hat der Arbeitnehmer bis zum dritten Werktag seiner Abwesenheit eine ärztliche Bescheinigung über das Bestehen der Arbeitsunfähigkeit sowie deren voraussichtliche Dauer vorzulegen. Der Arbeitgeber ist berechtigt, die Vorlage der ärztlichen Bescheinigung früher zu verlangen. Sofern die Arbeitsunfähigkeit länger als in der ärztlichen Bescheinigung angegeben dauert, muss der Arbeitnehmer dem Arbeitgeber unverzüglich unterrichten und ist verpflichtet, am nächsten Arbeitstag eine neue ärztliche Bescheinigung zu übermitteln.

2.
In the event of incapacity to work due to illness, the Employee shall submit no later by the third working day of prevention from work a medical certificate evidencing the incapacity to work as well as its expected duration. The Employer is entitled to request a medical certification at an earlier time. In the event that the incapacity to work lasts for a longer period than indicated in the medical certificate, the Employee shall inform the Employer without undue delay and shall submit a successive medical certificate on the next working day.

3. Im Übrigen gelten die Regelungen des Entgeltfortzahlungsgesetzes.	3. The statutory provisions for continued remuneration in case of sickness shall apply.

§ 8 Beendigung des Arbeitsverhältnisses	§ 8 Termination of the Employment Relationship

1. Jede Kündigung bedarf der Schriftform.	1. Every termination has to be made in written form.

2.
Beide Parteien können diesen Arbeitsvertrag unter Einhaltung der gesetzlichen Kündigungsfrist gemäß § 622 BGB schriftlich kündigen. Eine etwaige gesetzliche Verlängerung der Kündigungsfrist gilt für beide Parteien.

2.
Either party may terminate this Employment Agreement with the statutory notice periods pursuant to Sec. 622 German Civil Code in writing. Any statutory prolongation of the notice period applies to the termination declared by the Employee, as well.

3. Das Recht beider Vertragsparteien zur außerordentlichen Kündigung aus wichtigem Grund bleibt unberührt.	3. The right of both contracting parties to terminate this Employment Agreement for good cause shall remain unaffected.

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

4.
Wird das Arbeitsverhältnis durch den Arbeitgeber gekündigt und will der Arbeitnehmer geltend machen, dass die Kündigung sozial ungerechtfertigt oder aus anderen Gründen rechtsunwirksam ist, so muss der Arbeitnehmer gemäß § 4 Satz 1 KSchG innerhalb von drei Wochen nach Zugang der schriftlichen Kündigung beim zuständigen Arbeitsgericht Klage auf Feststellung erheben, dass das Arbeitsverhältnis durch die Kündigung nicht aufgelöst ist. Bei Versäumung der Frist gilt die Kündigung als von Anfang an rechtswirksam (§ 7 KSchG). Bei unverschuldeter Versäumung kann die Kündigungsschutzklage innerhalb von zwei Wochen auf Antrag vom Arbeitsgericht nachträglich zugelassen werden.

4.
If the employment relationship is terminated by the Employer and the Employee intends to claim that the termination is socially unjustified or legally invalid for other reasons, the Employee is to file an action for a declaration that the employment relationship has not been terminated by the termination with the responsible Labor Court within three weeks after receipt of the written notice of termination according to Sec. 4 sent. 1 KSchG. If the deadline is missed, the termination is considered to be legally valid (Sec. 7 KSchG). If the deadline is missed for reasons for which the Employee is not responsible, the action for protection against dismissal may be admitted by the Labor Court retrospectively within two weeks upon application.

5.
Sollte für die Kündigung des Arbeitsverhältnisses durch den Arbeitgeber eine Zustimmung erforderlich sein, wie z.B. im Fall einer Schwerbehinderung des Arbeitnehmers gemäß § 168 SGB IX oder während einer Elternzeit des Arbeitnehmers gemäß § 18 BEEG, wird der Arbeitgeber vor Ausspruch der Kündigung bei der zuständigen Behörde / Stelle die erforderliche Zustimmung einholen.

5.
If an approval is required for the termination of the employment relationship by the Employer, e.g. in case of a severe disability of the Employee pursuant to Sec. 168 SGB IX or during parental leave of the Employee pursuant to Sec. 18 BEEG, the Employer will obtain the required approval from the competent authority / body before giving notice of termination.

§ 8 a Freistellung	§ 8 a Garden Leave

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

Während der Laufzeit einer jeden Kündigungsfrist kann der Arbeitgeber den Arbeitnehmer von der Erbringung seiner Pflichten aus diesem Arbeitsvertrag unter Fortzahlung der Vergütung widerruflich oder unwiderruflich freistellen, wenn hierfür ein sachlicher Grund vorliegt. Ein sachlicher Grund liegt insbesondere dann vor, wenn der Arbeitnehmer einen groben Pflichtenverstoß begangen hat oder der Arbeitgeber den Arbeitnehmer nicht mehr beschäftigen kann. Jeder mögliche Urlaubs- und Freizeitausgleichsanspruch des Arbeitnehmers wird mit vorgenannter Freistellung verrechnet. Auf sein Brutto-Festgehalt muss sich der Arbeitnehmer jedoch den Wert desjenigen anrechnen, was er durch anderweitige Verwendung seiner Arbeitskraft erwirbt oder zu erwerben böswillig unterlässt (§ 615 BGB). Eine etwaige Vergütungsfortzahlung durch den Arbeitgeber während der Dauer der Freistellung ist von den Ausgleichszahlungen nach § 8 c Abs. 2 in Abzug zu bringen.

During any period of notice to terminate this Employment Agreement, the Employer can release the Employee revocable or irrevocable from the Employee’s duties, while payment of the salary of the Employee continues, provided there is an appropriate reason for this. An appropriate reason is in particular deemed to exist when the Employee has severely violated the Employee’s duties or when the Employer no longer can employ the Employee. Any possible accrued but untaken vacation claim of the Employee is taken into account and set off with regard to above-mentioned release. The Employer is entitled to take secondary employment remuneration in consideration of the continued payment of the contractual remuneration (sec. 615 German Civil Code (Bürgerliches Gesetzbuch – BGB)). Any continued payment of the contractual remuneration by the Employer during garden leave shall be deducted from the total compensation payment under § 8c para. 2.

§ 8 b Beendigung des Arbeitsverhältnisses ohne Kündigung	§ 8 b Automatic Termination of Employment

1.
Dieser Arbeitsvertrag endet, ohne dass es einer Kündigung bedarf, mit dem Ende des Kalendermonats, in dem der Arbeitnehmer Anspruch auf ungekürzte Regelaltersrente hat. Zuvor kann es beiderseits ordentlich gekündigt werden.

1.
This Employment Agreement shall end, without any requirement for a notice, automatically at the end of the month in which the Employee reaches the age required for applicability of unabridged standard old-age pension. The parties’ right to terminate the contract earlier remains unaffected.

2. Kann der Arbeitnehmer eine ungekürzte Altersrente schon zu einem früheren Zeitpunkt beantragen, so endet der Arbeitsvertrag zu diesem Zeitpunkt.	2. In case the Employee can apply for an unabridged pension earlier, this Employment Agreement shall end correspondingly.

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

3.
Wird durch den Bescheid eines Rentenversicherungsträgers festgestellt, dass der Arbeitnehmer auf Dauer voll erwerbsunfähig ist, so endet das Arbeitsverhältnis mit Ablauf desjenigen Monates, in dem der jeweilige Bescheid dem Arbeitnehmer zugestellt wird, wenn der Arbeitnehmer nicht vor Ablauf der Widerspruchsfrist seinen Antrag zurücknimmt. Beginnt die Rente wegen voller Erwerbsunfähigkeit erst nach der Zustellung des Rentenbescheides, endet das Arbeitsverhältnis mit Ablauf des dem Rentenbeginn vorangehenden Tages. Zuvor kann es beiderseits ordentlich gekündigt werden.

3.
Should a pension insurance authority (Rentenversicherungsträger) ascertain by means of a notification that the Employee has been permanently unable to work, the employment relationship shall terminate upon the expiry of the month in which such notification is submitted to the Employee, provided that the Employee does not withdraw his application prior to the expiry of the objection period. Should the pension start only after the delivery of the pension notification, the employment relationship shall terminate upon the expiry of the day preceding the start of the pension. The parties’ right to terminate the contract earlier remains unaffected.

4.
Das Arbeitsverhältnis endet nicht, wenn dem Arbeitnehmer nach dem Bescheid des Rentenversicherungsträgers eine Rente auf Zeit gewährt wird. In diesem Falle ruht das Arbeitsverhältnis mit allen Rechten und Pflichten von dem Tage an, der auf den nach Ziffer 1 oder Ziffer 2 maßgeblichen Zeitpunkt (Rentenbeginn) folgt, bis zum Ablauf des Tages, bis zu dem die Zeitrente bewilligt wird, längstens jedoch bis zum Ablauf des Tages, an dem das Arbeitsverhältnis endet.

4.
The employment relationship shall not terminate if the Employee upon receiving the notification of the pension insurance authority is granted a pension for a limited time. In this case, the employment relationship shall be dormant with all its rights and obligations from the day following para. 1 or para. 2 above (start of the pension) until the expiry of the day on which the limited pension is approved but not later than the expiry of the day on which the employment terminates.

§ 8 c Ausgleich bei Beendigung des Arbeitsverhältnisses	§ 8 c Compensation in case of termination of employment

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

1.
Im Falle der Beendigung des Arbeitsverhältnisses erhält der Arbeitnehmer (i) die ausstehende Vergütungen gemäß § 6 Abs. 1 für die Dauer der Kündigungsfrist, (ii) ausstehenden Aufwendungsersatz gemäß § 6 b und (iii) den verdienten, aber noch nicht ausgezahlten Teil des Zielbonus, der anteilig für das Kalenderjahr der Beendigung des Arbeitsverhältnisses berechnet wird (und nach Festlegung durch das Board entsprechend dem Grundsatz billigen Ermessens).

1.
In case of termination of employment the Employee shall receive (i) any outstanding remuneration due for the term of the notice period pursuant to § 6 para. 1 (ii) any outstanding expense reimbursements pursuant to § 6 band (iii) any earned but unpaid portion of the Target Bonus to be calculated on a pro rata basis for the calendar year in which the termination date occurs (as determined by the Board in good faith for the performance year).

Bei Beendigung des Arbeitsverhältnisses aufgrund eines "Good Leaver Events", wie nachstehend definiert, erhält der Arbeitnehmer	Upon termination of the Employment Agreement due to a “Good Leaver Event” as defined below, the Employee shall

a) eine Abfindung in Höhe des 0,75-fachen der aktuellen Basisvergütung, wobei die nach dem vorstehenden Absatz 1 (i) ausstehende Vergütung für die Dauer der Kündigungsfrist, die einen Zeitraum von 30 Tagen überschreitet, hiervon in Abzug zu bringen ist. Die Abfindung ist zahlbar entweder als Einmalzahlung am Tag der Beendigung oder in gleichmäßigen Raten für die Dauer von 9 Monaten ab dem Tag der Beendigung.

a) receive a severance pay in the sum of 0.75 times the current Basic Renumeration, whereby any outstanding remuneration due for the term of the notice period longer than 30 days pursuant to para. 1 (i) above shall be deducted from such severance pay. The severance pay is payable either as a lump sum payment upon the Date of Termination or in regular monthly installments over the course of 9 months starting on the Date of Termination

b) Ersatz der Kosten für die Weiterführung der Gruppenkrankenversicherung in den Vereinigten Staaten für einen Zeitraum von neun Monaten für den Arbeitnehmer und seine direkte Familie (Partner/in und Kinder) für den Zeitraum von zwölf Monaten oder bis zu dem Datum, zu dem der Arbeitnehmer eine andere Tätigkeit mit einer damit verbundenen Gruppenkrankenversicherung in den U.S.A. antritt .

b) receive reimbursement of the cost of continuation coverage of group health coverage in the United States for the Employee and his immediate family (spouse and children) for a period of 9 months or until the time in which he begins alternative employment with related group health coverage

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

c) einen Umzugskostenzuschuss für die Rückkehr in die U.S.A. in Höhe von USD 15.000;	c) receive $15,000 USD in relocation expenses to move back to the United States.

d) Ein "Good Leaver Event" liegt vor, wenn (i) entweder der Arbeitgeber das Arbeitsverhältnis aus Gründen kündigt, die keinen wichtigen Grund („cause“) darstellen oder (ii) der Arbeitnehmer das Arbeitsverhältnis aus guten Gründen („good reason“) kündigt. Die Begriffe „cause“ und „good reason“ sind im Einklang mit Ziffer 7 c) (a) und (e) des am 11. Juni 2022 zwischen ATAI Life Sciences US, Inc. a Delaware corporation und dem Arbeitnehmer abgeschlossenen Executive Employment Agreement zu bestimmen. Klarstellend vereinbaren

d) A good leaver event shall occur if (i) either the Employer terminates employment for reasons other than ”cause” or (ii) the Employee terminates employment for “good reason” . The terms “cause” and “good reason” shall be defined in accordance with sec. 7 c) of the Executive Employment Agreement entered into on June 11, 2022 by and between ATAI Life Sciences US, Inc. a Delaware corporation and the Employee.

2.
Im Falle eines "Good Leaver"-Ereignisses, wie in 8c)1.d definiert, am oder innerhalb von zwölf (12) Monaten nach dem Datum eines Kontrollwechselereignisses, wie nachstehend definiert, erhält der Arbeitnehmer anstelle der in 8c)1 genannten Zahlungen Folgendes:

2.
In case of a Good Leaver Event as defined in 8c)1.d on or within twelve (12) months following the date of a Change of Control Event as defined below, Employee shall receive in lieu of the payments as set out in 8c)1 the following:

• -eine Abfindung in Höhe des jährlichen Grundgehalts des Mitarbeiters, zahlbar innerhalb von sechzig (60) Tagen nach dem Beendigungsdatum;	• A severance equal to the annual Basic remuneration of the Employee payable in a lump sum within sixty (60) days following the Date of Termination;
•
Ersatz der Kosten für die Weiterführung der Gruppenkrankenversicherung in den Vereinigten Staaten für den Arbeitnehmer und seine direkte Familie (Partner/in und Kinder) für den Zeitraum von zwölf Monaten oder bis zu dem Datum, zu dem der Arbeitnehmer eine andere Tätigkeit mit einer damit verbundenen Gruppenkrankenversicherung in den U.S.A. antritt.

•
receive reimbursement of the cost of continuation coverage of group health coverage in the United States for the Employee and his immediate family (spouse and children) for 12 months or until the date on which he begins alternate employment with related group health coverage in the U.S.;

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

• einen Umzugskostenzuschuss für die Rückkehr in die U.S.A. in Höhe von USD 15.000;	• receive $15,000 USD in relocation expenses to move back to the United States;
•
alle noch nicht unverfallbaren anteils- oder anteilsbasierten Optionen, die ausschließlich durch Zeitablauf unverfallbar werden und die der Mitarbeiter zu diesem Zeitpunkt im Rahmen von Beteiligungsprogrammen des Unternehmens hält, werden sofort zu 100 % unverfallbar (wobei solche Optionen, die ganz oder teilweise durch das Erreichen von Leistungsbedingungen unverfallbar werden, durch die Bedingungen der jeweiligen Zuteilungsvereinbarung geregelt werden); und

•
all unvested equity or equity-based awards that vest solely based on the passage of time and are held by the Employee on the Termination Date under any Company equity compensation plans shall immediately become 100% vested (with any such awards that vest in whole or in part based on the attainment of performance-vesting conditions being governed by the terms of the applicable award agreement); and

•
der Zeitraum, der der Führungskraft zur Ausübung von Aktienoptionen zur Verfügung steht, wird um den kürzeren der beiden folgenden Zeiträume verlängert: entweder (x) 12 Monate oder (y) die Restlaufzeit der jeweiligen Aktienoption.

•
the time period that the Employee may have to exercise any stock option equity awards shall be extended for a period equal to the shorter of (x) 12 months or (y) the remaining term of the applicable stock option.

3. "Kontrollwechsel" hat für die Zwecke dieses Arbeitsvertrages die folgende Bedeutung:	3. “Change in Control” shall have the following meaning for purposes of this Employment Agreement:

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

(i) jede "Person" im Sinne der Abschnitte 13(d) und 14(d) des Securities Exchange Act von 1934 in seiner geänderten Fassung (das "Gesetz") (mit Ausnahme des Mutterunternehmens, eines verbundenen Unternehmens oder eines Treuhänders, eines Insolvenzverwalters oder einer anderen Person oder Körperschaft, die Wertpapiere im Rahmen eines Mitarbeiterbeteiligungsplans oder eines Trusts des Mutterunternehmens oder eines verbundenen Unternehmens hält), zusammen mit allen "verbundenen Unternehmen" und "assoziierten Unternehmen" (im Sinne der Definition dieser Begriffe in Rule 12b-2 des Gesetzes) einer solchen Person, die direkt oder indirekt "wirtschaftliche Eigentümerin" (gemäß der Definition in Rule 13d-3 des Gesetzes) von Wertpapieren des Mutterunternehmens wird, die fünfzig Prozent (50%) oder mehr der kombinierten Stimmrechte der zu diesem Zeitpunkt im Umlauf befindlichen Wertpapiere des Mutterunternehmens ausmachen, die bei einer Wahl des Vorstands stimmberechtigt sind ("stimmberechtigte Wertpapiere") (in einem solchen Fall nicht als Ergebnis eines Erwerbs von Wertpapieren direkt vom Mutterunternehmen); oder

(i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Act”) (other than Parent, any Affiliate, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of Parent or any Affiliate), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of Parent representing fifty percent (50%) or more of the combined voting power of Parent’s then outstanding securities having the right to vote in an election of the Board (“Voting Securities”) (in such case other than as a result of an acquisition of securities directly from Parent); or

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

(ii) die Durchführung (A) einer Verschmelzung oder Fusion der Muttergesellschaft, bei der die unmittelbar vor der Verschmelzung oder Fusion bestehenden Aktionäre der Muttergesellschaft nicht unmittelbar nach der Verschmelzung oder Fusion nutznießend (gemäß der Definition dieses Begriffs in Rule 13d-3 des Act) direkt oder indirekt Anteile halten, die insgesamt mehr als fünfzig Prozent (50%) der stimmberechtigten Aktien der Muttergesellschaft darstellen, die bei der Verschmelzung oder Fusion Cash oder Wertpapiere ausgeben (oder der obersten Muttergesellschaft, falls vorhanden); oder (B) ein Verkauf oder eine andere Übertragung (in einer Transaktion oder einer Reihe von Transaktionen, die von einer Partei als Gesamtheit erwogen oder arrangiert werden) aller oder im Wesentlichen aller Vermögenswerte der Muttergesellschaft.

(ii) the consummation of (A) any consolidation or merger of Parent where the shareholders of Parent, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate more than fifty percent (50%) of the voting shares of Parent issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), or

(B) any sale or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of Parent.

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

Ungeachtet des Vorstehenden gilt ein Kontrollwechsel nicht als eingetreten (x) infolge eines Börsengangs oder einer direkten Notierung von Beteiligungspapieren der Muttergesellschaft oder einer anderen Finanzierungstransaktion, (y) infolge einer Transaktion, die zu einer Verlegung des Sitzes der Muttergesellschaft führt, oder (z) für die Zwecke der vorstehenden Klausel (i) ausschließlich als Ergebnis eines Erwerbs von Wertpapieren durch die Muttergesellschaft, der durch die Verringerung der Anzahl der im Umlauf befindlichen stimmberechtigten Wertpapiere die anteilige Anzahl der stimmberechtigten Wertpapiere, die sich im wirtschaftlichen Eigentum einer Person befinden, auf fünfzig Prozent (50%) oder mehr der kombinierten Stimmkraft aller dann im Umlauf befindlichen stimmberechtigten Wertpapiere erhöht; vorausgesetzt jedoch, dass, wenn eine in diesem Satz genannte Person danach wirtschaftlicher Eigentümer zusätzlicher Stimmrechtsanteile wird (außer bei einem Aktiensplit, einer Aktiendividende oder einer ähnlichen Transaktion oder infolge eines Erwerbs von Wertpapieren direkt von der Muttergesellschaft) und unmittelbar danach wirtschaftlicher Eigentümer von fünfzig Prozent (50%) oder mehr der kombinierten Stimmrechte aller dann ausstehenden Stimmrechtsaktien ist, dann gilt ein Kontrollwechsel für die Zwecke der vorstehenden Klausel (i) als eingetreten. Ungeachtet des Vorstehenden gilt ein Kontrollwechsel nur dann als eingetreten, wenn die Transaktion oder das Ereignis, das den Kontrollwechsel darstellt, auch ein "Kontrollwechselereignis" (wie in der Treasury Regulation §1.409A-3(i)(5) definiert) gemäß Abschnitt 409A (wie nachstehend definiert) darstellen würde.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred (x) as a result of an initial public offering or direct listing of Parent’s equity securities or other financing transaction, (y) as a result of a transaction that occurs to change the domicile of Parent, or (z) for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by Parent that, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of Voting Securities beneficially owned by any person to fifty percent (50%) or more of the combined voting power of all of the then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from Parent) and immediately thereafter beneficially owns fifty percent (50%) or more of the combined voting power of all of the then outstanding Voting Securities, then a Change in Control shall be deemed to have occurred for purposes of the foregoing clause (i). Notwithstanding the foregoing, a Change in Control shall not have occurred unless the transaction or event constituting the Change in Control would also constitute a “change in control event” (as defined in Treasury Regulation §1.409A-3(i)(5)) under Section 409A (defined below).

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

4. Der Arbeitnehmer hat nur Anspruch auf die in den Absätzen 2 und 3 genannten Zahlungen und Leistungen bei	4. Employee is only entitled to the payments and benefits as outlined in para.2 and 3 subject to
• Einhaltung der §§. 10 und §. 11 dieses Arbeitsvertrages und	• compliance with continued compliance with sec. 10 and sec. 11 of this Employment Agreement and
•
der Unterzeichnung und des nicht erfolgten Widerrufs einer Aufhebungs- oder Abfindungsvereinbarung am oder vor dem 21. Tag nach dem Tag der Beendigung des Arbeitsverhältnisses durch den Arbeitnehmer, einschließlich (1) einer vollständigen Abgeltung aller Ansprüche aus oder im Zusammenhang mit diesem Arbeitsverhältnis, seien sie bekannt oder unbekannt und soweit nach geltendem Recht zulässig, und (2) eines Verzichts auf das Recht, rechtliche Schritte im Zusammenhang mit der Beendigung des Arbeitsverhältnisses einzuleiten.

•
signing and not revoking on or before the 21st day following Employee’s Date of Termination a Termination or Settlement Agreement, including (1) a full settlement of any claim arising from or in connection with this employment be they known or unknown and as far as permissible by governing law and (2) a waiver of the right to take legal action with respect to the termination of employment.

§ 8 d Minderung	§ 8 d Mitigation

Der Arbeitnehmer ist nicht verpflichtet, den Schaden oder die Höhe der im Rahmen dieser Vereinbarung vorgesehenen Zahlungen zu mindern, indem er sich nach Beendigung seines Arbeitsverhältnisses um eine andere Beschäftigung bemüht oder anderweitig tätig wird, und alle Zahlungen, die der Arbeitnehmer als Selbständiger, als Angestellter oder anderweitig verdient, verringern nicht die Höhe der Beträge gemäß Abschnitt 8 c, die dem Arbeitnehmer ansonsten zustehen.

The Employee shall not be required to mitigate damages, or the amount of any payment provided for under this Agreement by seeking other employment or otherwise after the termination of his employment hereunder, and any payments earned by the Employee, whether from self-employment, as an employee or otherwise, shall not reduce the amount of any amounts under Section 8 c otherwise payable to the Employee.

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

§ 9 Datenschutz / Pflicht zur Mitteilung bei Änderungen der persönlichen Verhältnisse	§ 9 Data Protection / Obligation to Notify in the Event of Changes to Personal Circumstances

1.
Über die Speicherung und Verarbeitung Ihrer personenbezogenen Daten sind Sie von dem Arbeitgeber entsprechend den Vorschriften der Datenschutz-Grundverordnung (DSGVO) und des Bundesdatenschutzgesetzes (BDSG) informiert worden.

1.
The Employer has informed the Employee about the storage and processing of his or her personal data pursuant to the provisions of the Basic Data Protection Regulation (DSGVO) and the Federal Data Protection Act (BDSG).

2. Der Arbeitnehmer ist verpflichtet, jede Änderung der persönlichen Verhältnisse (Familienstand, Adresse, Bankverbindung etc.) der Personalabteilung unverzüglich mitzuteilen.	2. The Employee is obliged to inform the human resource department immediately of any changes in personal circumstances (marital status, address, bank details, etc.).

§ 10 Verschwiegenheit / Eigentum des Arbeitgebers	§ 10 Confidentiality / Property of Employer

1.
Der Arbeitnehmer verpflichtet sich, über alle ihm im Rahmen des Arbeitsverhältnisses zur Kenntnis gelangten vertraulichen geschäftlichen Angelegenheiten und Vorgänge des Arbeitgebers und der mit ihm verbundenen Unternehmen (§§ 15 ff. AktG) und Kunden, insbesondere Listen von Kunden und Kontakten, Verträge, Unternehmenspläne und Richtlinien, Firmensoftware, technische Informationen/Know-How und vergleichbare Informationen Stillschweigen zu bewahren. Dazu zählen auch Familienangehörige oder Mitbewohner.

1.
The Employee shall treat as strictly confidential all trade and business secrets of the Employer and of any group company (sec. 15 ff. AktG) or clients, in particular lists and contact details of customers, contracts, business plans and policies, company software and technical information/know-how and comparable information of which he gained knowledge during employment. This also include family members or roommates.

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

Die Verschwiegenheitspflicht erstreckt sich nicht auf solche Kenntnisse, die für jedermann zugänglich sind oder deren Weitergabe für den Arbeitgeber ersichtlich ohne Nachteil ist oder zu deren Offenlegung der Arbeitnehmer aufgrund des Beschlusses eines Gerichts des zuständigen Gerichtsstands verpflichtet ist. Im Zweifelsfalle sind jedoch technische, kaufmännische und persönliche Vorgänge und Verhältnisse, die dem Arbeitnehmer im Zusammenhang mit seiner Tätigkeit bekannt werden, als Betriebsgeheimnisse zu behandeln. In solchen Fällen ist der Arbeitnehmer vor der Offenbarung gegenüber Dritten verpflichtet, eine Weisung der Geschäftsleitung einzuholen, ob eine bestimmte Tatsache vertraulich zu behandeln ist oder nicht.

This confidentiality obligation shall not include information that is available to everybody or information that if passed on is not detrimental to the Employer or that the Employee is ordered to disclose by a court of the competent jurisdiction. In case of doubt, technical, commercial or personal processes and relations of which the Employee obtained knowledge in connection with his duties shall be considered as business and trade secrets. In such cases, the Employee is obligated to obtain instructions first from the management with regard to whether certain information is to be considered confidential or not before disclosing it to third parties.

Sofern es der Zweck der Tätigkeit nicht erfordert, dürfen keine Dokumente Daten oder andere Aufzeichnungen des Arbeitgebers kopiert werden, unabhängig davon, ob die Dokumente und Aufzeichnungen vom Arbeitnehmer oder einem Dritten erstellt wurden.

Unless required by the purpose of the employment, no documents or other records of the Employer are allowed to be copied, regardless of whether the documents and records were created by the Employee or a third party.

Vertrauliche oder geheim zu haltende Schriftstücke, Aufzeichnungen, Akten oder ähnliche Unterlagen und Daten sind unter Verschluss zu halten und bei Beendigung des Arbeitsverhältnisses am letzten Tätigkeitstag an den Arbeitgeber herauszugeben.

Confidential or secret documents, records, files or similar documents and data shall be kept under lock and key and be returned to the Employer on the last day of employment upon termination of employment.

2. Diese Verpflichtung besteht auch nach Beendigung des Arbeitsverhältnisses, soweit sie das berufliche Fortkommen des Arbeitnehmers nicht behindert.	2. This obligation also applies after the termination of the employment relationship, insofar as it does not obstruct the Employee’s career advancement.

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

3.
Bei Beendigung des Arbeitsverhältnisses sind ferner am letzten Tätigkeitstag alle Unterlagen, Dateien und Gegenstände, die sich im Besitz des Arbeitnehmers befinden und die im Eigentum des Arbeitgebers stehen, dem Arbeitgeber zurückzugeben. Dem Arbeitnehmer ist es nicht gestattet, hiervon Sicherungskopien zu behalten. Die Rückgabepflicht betrifft insbesondere alle von dem Arbeitgeber erhaltenen Unterlagen, USB-Sticks, CD-Roms etc., hiervon gefertigte Kopien sowie eigene Aufzeichnungen.

3.
Further, upon termination of employment, all documents, data and objects held in the possession of the Employee and which belong to the Employer shall be returned to the Employer. The Employee may not make any back-up copies thereof. The obligation to return applies in particular to all documents, USB-sticks, CD-ROMs etc. as well as any copies made thereof and private records received by the Employer.

4. Die vorgenannten Verschwiegenheitspflichten gelten nicht, soweit aufgrund von Rechtsvorschriften eine Auskunftspflicht besteht.	4. The confidentiality obligations shall not apply if the Employee is legally obliged to disclose information.

5. Der Arbeitnehmer wird darauf hingewiesen, dass Geheimnisverrat nach dem Geschäftsgeheimnisgesetz (§ 23 GeschGehG) strafbar ist.	5. The Employee is informed that the disclosure of secrets is punishable under Section 23 Trade Secrets Act (Geschäftsgeheimnisgesetz - GeschGehG).

§ 11 Nebentätigkeit / Wettbewerb	§ 11 Side Activities / Non-competition

1. Der Arbeitnehmer wird dem Arbeitgeber seine volle Arbeitskraft widmen und dessen Interessen fördern.	1. The Employee shall devote all of its working time and efforts exclusively to the Employer and its interests.

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

2.
Die Aufnahme einer anderweitigen entgeltlichen Tätigkeit ist dem Arbeitnehmer nur nach vorheriger schriftlicher Zustimmung des Arbeitgebers gestattet. Hat der Arbeitnehmer dem Arbeitgeber schriftlich die beabsichtigte Tätigkeit unter Angabe von Art, Ort und Dauer angezeigt und stehen sachliche Gründe der Aufnahme der Tätigkeit nicht entgegen, hat der Arbeitgeber unverzüglich zuzustimmen. Der Arbeitgeber wird seine Zustimmung nur verweigern, wenn die berechtigten Interessen des Arbeitgebers, insbesondere hinsichtlich der Arbeitsleistung des Arbeitnehmers beeinträchtigt sind. Der Arbeitgeber kann seine Zustimmung jederzeit widerrufen, wenn dies das Interesse des Arbeitgebers auch unter Berücksichtigung der Belange des Arbeitnehmers rechtfertigt.

2.
The Employee is only allowed to take up any other paid activity after the prior written consent of the Employer. If the Employee has notified the Employer in writing of the intended side activity, stating type, place and duration, and if there are no objective reasons for not taking up the activity, the Employer must give its immediate consent. The Employer shall refuse the consent only if the Employer's legitimate interests are affected, in particular with regard to the performance of the Employee and/or a conflict of interest. However, the Employer’s consent can be revoked at any time where justified by the interests of the Employer, also taking into consideration the concerns of the Employee.

3.
Das Zustimmungserfordernis gemäß Ziffer 2 besteht nicht für die Aufnahme ehrenamtlicher, karitativer, konfessioneller oder politischer Tätigkeiten, sofern sie die Tätigkeit nach Maßgabe dieses Arbeitsvertrages nicht beeinträchtigen.

3.
The requirement of consent pursuant to para. 2 shall not apply for voluntary, charitable, confessional or political activities, provided that such activities do not interfere with the activities provided for in this Employment Agreement.

4.
Während des Bestehens des Beschäftigungsverhältnisses ist es dem Arbeitnehmer untersagt, direkt oder indirekt (z.B. als Leiharbeitnehmer), als freier Mitarbeiter oder als Arbeitnehmer für ein mit dem Arbeitgeber in Wettbewerb stehendes Unternehmen zu arbeiten oder eigene unternehmerische Tätigkeiten zu entfalten, die mit dem Arbeitgeber in Konkurrenz treten könnten.

4.
During the duration of this Employment Agreement, the Employee is prohibited from working directly or indirectly (e.g. as a temporary employee) as a freelancer or as an employee for a company that is a competitor of the Employer or from developing its own entrepreneurial activities that could compete with the Employer.

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

5.
Während des Bestehens dieses Arbeitsvertrages ist es dem Arbeitnehmer ferner nicht gestattet, sich direkt oder indirekt (z.B. über Dritte) an einem im Wettbewerb zu dem Arbeitgeber stehenden Unternehmen zu beteiligen. Ausgenommen hiervon sind jedoch der bloße Finanzbeteiligungen wie der Erwerb und das Halten von Unternehmensanteilen im Rahmen der privaten Vermögens-verwaltung, sofern der Aktienbesitz 5% des Grundkapitals des betreffenden Arbeitgebers im Einzelfall nicht überschreitet.

5.
During the duration of this Employment Agreement, the Employee is not permitted to participate directly or indirectly (e.g. via third parties) in a competitor of the Employer. However, this does not apply to mere financial holdings such as the acquisition and holding of company shares as part of private asset management, provided that the shareholding does not exceed 5% of the share capital of the respective company.

§ 12 Urheberrechte / Verwertungsrechte / Arbeitnehmererfindungen	§ 12 Copyright / Exploitation Right / Employee Inventions

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

1.
Der Arbeitnehmer überträgt sämtliche aus oder im Zusammenhang mit der vertragsgegenständlichen Tätigkeit für den Arbeitgeber entstandenen oder noch entstehenden (bzw. von ihm erworbenen) Leistungsergebnisse wie Software (Quell- und Programmcodes), Zeichnungen, Skizzen, Entwürfe, andere Dokumente, Erkenntnisse und Erfindungen („Arbeitsergebnisse“) sowie sämtliche Rechte an oder im Zusammenhang mit den Arbeitsergebnissen, darunter Patente, Gebrauchsmuster, Rechte aus und an Erfindungen, Marken, geschäftlichen Bezeichnungen und sonstige Kennzeichenrechte, Domains, Urheberrechte und Leistungsschutzrechte unabhängig davon, ob diese registriert sind oder nicht („IP-Rechte“), sowie, soweit die Arbeitsergebnisse nicht selbst übertragbar sind, Nutzungsrechte an diesen, fortlaufend und unwiderruflich mit dem Zeitpunkt ihres Entstehens auf den diese Übertragung annehmenden Arbeitgeber mit der Wirkung, dass der Arbeitgeber alleiniger Inhaber sämtlicher Arbeitsergebnisse und IP-Rechte daran oder der an den Arbeitsergebnissen bestehenden Nutzungsrechte wird, ohne dass es eines weiteren Übertragungsakts bedarf.

1.
The Employee shall transfer all rights and obligations arising from or in connection with the contractual activity for the Employer that have arisen or will arise (or will arise in the future) from or in connection with the contractual activity for the Employer. Performance results such as software (source and program codes), drawings, sketches, drafts, other documents, knowledge and inventions ("work results") as well as all rights to or in connection with the work results, including patents, utility models, rights from and to inventions, trademarks, business designations and other labelling rights, domains, copyrights and ancillary copyrights independently thereof, whether they are registered or not ("IP Rights"), and, to the extent that the Work Results are not themselves transferable, rights of use in respect of them, continuously and irrevocably from the time they arise to the Employer accepting such transfer, with the effect that the Employer becomes the sole owner of all Work Results and IP Rights therein or of the rights of use in respect of the Work Results, without any further act of transfer being required.

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

2.
Soweit Nutzungsrechte an den Arbeitsergebnissen nicht übertragbar sind, räumt der Arbeitnehmer dem Arbeitgeber mit Wirkung zum Zeitpunkt des Entstehens des betreffenden Arbeitsergebnisses unwiderruflich das ausschließliche, oder, soweit der Arbeitnehmer über diese Befugnis nicht verfügt, das nicht-ausschließliche, zeitlich, örtlich und sachlich unbeschränkte Recht ein, solche Arbeitsergebnisse zu nutzen und zu verwerten. Von dieser Rechtseinräumung umfasst sind insbesondere das Vervielfältigungsrecht, das Recht zur Verbreitung und zum Verkauf/Vertrieb, das Vermiet- und Verleihrecht, das Datenbankrecht, das Veröffentlichungsrecht, das Recht der öffentlichen Zugänglichmachung ungeachtet des Mediums, das Recht zur Online-Übertragung und das Recht zur Online-Wiedergabe, das Recht zur Bearbeitung (insbesondere das Recht, die Arbeitsergebnisse in andere Produkte/Leistungen des Arbeitgebers oder Dritter zu integrieren, sie in beliebiger Weise zu ändern, zu erweitern, zu implementieren, zu übersetzen, zu überarbeiten, zu arrangieren oder auf andere Weise umzuarbeiten oder umzugestalten), das Recht zur Digitalisierung und das Recht, Erzeugnisse/andere Leistungen unter Verwendung der Arbeitsergebnisse herzustellen, anzubieten, in Verkehr zu bringen oder für eigene Zwecke und/oder Zwecke Dritter zu nutzen. Die Rechtseinräumung gilt für alle bekannten ebenso wie für heute noch unbekannte Nutzungsarten; dem Arbeitnehmer insoweit zwingend zustehende Rechte, z.B. nach § 31a UrhG, bleiben unberührt. Der Arbeitgeber nimmt die Rechtseinräumung hiermit an.

2.
To the extent that rights of use of the work results are not transferable, the Employee irrevocably grants the Employer, with effect from the time when the work result in question arises, the exclusive or, if the Employee does not have such a right, the non-exclusive right, unlimited in time, place and subject matter, to use and exploit such work results. This granting of rights shall include in particular the right of reproduction, the right of distribution and sale/distribution, the right of rental and lending, the database right, the right of publication, the right of making available to the public irrespective of the medium, the right of online transmission and the right of online reproduction, the right of processing (in particular the right to integrate the work results into other products/services of the Employer or third parties, to change, expand, implement, translate, revise, arrange or otherwise rework or redesign them in any way), the right to digitalize and the right to manufacture, offer, market or use products/other services using the work results for own purposes and/or the purposes of third parties. The granting of rights shall apply to all known types of use as well as to types of use unknown today; the rights to which the Employee is compulsorily entitled in this respect, e.g. under sec. 31a German Copyright Act (UrhG), shall remain unaffected. The Employer hereby accepts the granting of rights.

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

3.
Soweit im Hinblick auf Software § 69b UrhG oder entsprechende Vorschriften anderer Rechtsordnungen eine umfassendere Rechteeinräumung an den Arbeitgeber vorsehen, ist es der übereinstimmende Wille der Parteien, dass diese umfassendere Rechteeinräumung unberührt bleibt.

3.
As far as software sec. 69b UrhG or corresponding regulations of other legal systems provide for a more extensive granting of rights to the Employer, it is the mutual intent of the parties that this extensive granting of rights remains unaffected.

4. Der Arbeitgeber ist berechtigt, die ihr nach dem vorstehenden Absatz eingeräumten Rechte ganz oder teilweise auf andere zu übertragen oder anderen entsprechende Nutzungsrechte daran einzuräumen.	4. The Employer is entitled to transfer the previously mentioned assigned rights either entirely or partially to third parties and to grant third parties the corresponding exploitation rights.

5. Alle vorstehenden Rechte verbleiben auch im Falle einer Kündigung oder sonstigen Vertragsbeendigung bei dem Arbeitgeber, unerheblich davon, aus welchem Grund diese Beendigung erfolgt.	5. The assigned rights remain unaffected by a termination of the Employment Agreement.

6.
Der Arbeitnehmer verpflichtet sich, diejenigen Erklärungen (z.B. gegenüber Registrierungsstellen oder Ämtern) abzugeben, die für die vorstehende Rechtsübertragung erforderlich oder nützlich sind. Allein der Arbeitgeber ist berechtigt, in Bezug auf die Arbeitsergebnisse Patente, Marken oder sonstige formelle Schutzrechte sowie Domains anzumelden.

6.
The Employee undertakes to make all declarations (e.g. to registries or offices) that are necessary or useful for the above transfer of rights. The Employer alone is entitled to apply for patents, trademarks or other formal property rights as well as domains in relation to the work results.

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

7.
Der Arbeitnehmer wird den Arbeitgeber – auch nach Beendigung dieses Anstellungsvertrages – bei einer etwaigen Anmeldung von IP-Rechten oder deren Verlängerung oder Registrierung im In- oder Ausland unterstützen, insbesondere die zur Erlangung und/oder Registrierung von formellen Schutzrechten erforderlichen oder nützlichen Informationen bereitstellen und Erklärungen abgeben. Nach Beendigung dieses Anstellungsvertrages trägt der Arbeitgeber diejenigen angemessenen entstandenen Kosten, die durch die Erfüllung dieser § 12 aufgrund einer entsprechenden Anforderung des Arbeitgebers entstanden sind.

7.
The Employee shall support the Employer - even after termination of this employment contract - in any application for IP Rights or their extension or registration in Germany or abroad, in particular provide the information required or useful for obtaining and/or registering formal IP Rights and make statements. After termination of this employment contract, the Employer shall bear any reasonable costs incurred by the Employer in fulfilling this clause 12 due to a corresponding request by the Employer

8. Eine Verpflichtung des Arbeitgebers zur Verwertung der übertragenen oder eingeräumten Nutzungsrechte besteht nicht.	8. The Employer is not obliged to utilize the transferred rights or granted usage rights

9.
Der Arbeitnehmer verzichtet in Bezug auf die Arbeitsergebnisse auf urheberrechtliche Benennungsrechte und etwaige Zugangsrechte und steht dafür ein, dass auch andere gegebenenfalls an der Erschaffung der Arbeitsergebnisse beteiligte Personen einen solchen Verzicht erklären. Etwa bestehende Rückrufrechte können nicht vor Ablauf der gesetzlich vorgesehenen Frist nach Einräumung bzw. Übertragung sowie nach Setzen einer angemessenen Nachfrist von in der Regel nicht weniger als sechs (6) Monaten geltend gemacht werden.

9.
With regard to the work results, the Employee shall waive any naming rights under copyright law and any rights of access and shall guarantee that other persons who may have been involved in the creation of the work results also declare such a waiver. Any existing rights of recall may not be asserted before the expiry of the legally prescribed period after granting or transferring and after setting a reasonable grace period of generally not less than six (6) months.

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

10.
Der Arbeitnehmer wird die Arbeitsergebnisse nachvollziehbar dokumentieren. Er übergibt und übereignet an den Arbeitgeber fortlaufend mit dem Zeitpunkt ihres Entstehens alle Dokumente, Schriftstücke und sonstige Materialien (bei Software einschließlich des Quellcodes und der Dokumentation), in denen die Arbeitsergebnisse verkörpert sind, sowie etwaige auf diese bezogenen Eintragungsunterlagen und Schriftwechsel (insb. mit Ämtern wie dem Deutsche Patent- und Markenamt („DPMA“) oder (Domain-) Registrierungsstellen). Der Arbeitnehmer wird die vorgenannten Materialien, die Arbeitsergebnisse verkörpern, stets so kennzeichnen, dass ihre Zugehörigkeit zu seiner Tätigkeit und ihre Zuordnung zu dem Arbeitgeber eindeutig erkennbar sind. Der Arbeitgeber kann die Form, in der die Kennzeichnung erfolgt, bestimmen.

10.
The Employee will document the work results in a transparent manner. He shall hand over and transfer to the Employer, on a continuous basis from the time of their creation, all documents, papers and other materials (in the case of software including the source code and documentation) in which the work results are embodied, as well as any registration documents and correspondence relating to them (in particular with offices such as the German Patent and Trademark Office (“DPMA”) or (domain) registration authorities). The Employee will always label the aforementioned materials embodying work results in such a way that their affiliation to his work and their assignment to the Employer is clearly recognizable. The Employer may determine the form in which the marking is made.

11.
Der Arbeitnehmer versichert, dass er die Arbeitsergebnisse persönlich erstellt (hat). Er wird ohne vorherige schriftliche Zustimmung des Arbeitgebers keine Dritten einsetzen und keine Werke, sonstige Materialen oder vertrauliche Informationen Dritter („Drittmaterial“) für die Erstellung der Arbeitsergebnisse verwenden. Soweit er Dritte oder deren Material für die Erstellung der Arbeitsergebnisse eingesetzt hat, steht der Arbeitnehmer für den Übergang der Rechte an den Arbeitsergebnissen im Umfang dieser Vereinbarung ein und übergibt dem Arbeitgeber vollständige Kopien der dazugehörigen Verträge („Chain of Title“).

11.
The Employee assures that he (has) created the work results personally. He will not use third parties and will not use any works, other materials or confidential information of third parties ("Third Party Material") for producing the Work Results without the prior written consent of the Employer. Insofar as he has used third parties or their material for the creation of the Work Results, the Employee shall be responsible for the transfer of rights to the Work Results to the extent of this Agreement and shall provide the Employer with complete copies of the associated contracts ("Chain of Title").

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

12. Für schutzfähige technische Erfindungen und technische Verbesserungsvorschläge gelten die jeweils gültigen Bestimmungen des Gesetzes über Arbeitnehmererfindungen (ArbErfG).	12. For protectable technical inventions and technical suggestions for improvement, the current provisions of the German Employee Invention Act (ArbErfG) shall apply.

13.
Durch die dem Arbeitnehmer nach dem Arbeitsvertrag zu zahlende Vergütung ist die Einräumung der Nutzungsrechte auch für die Zeit nach Beendigung des Arbeitsverhältnisses mit abgegolten. Zwingende gesetzliche Vergütungsansprüche (etwa nach den §§ 32 ff. UrhG, § 9 ArbErfG) bleiben unberührt.

13.
The assignment of the exploitation rights also for the period after the termination of the Employment Agreement shall be compensated with the remuneration paid to the Employee according to the Employment Agreement. Mandatory statutory remuneration entitlements (such as under sec. 32 et seq. UrhG, sec. 9 ArbErfG) remain unaffected.

§ 13 Ausschlussfristen / Verfallklauseln	§ 13 Preclusion Periods / Expiration Clause

1.
Alle Ansprüche aus dem Arbeitsverhältnis müssen innerhalb einer Frist von drei Monaten in Textform (§ 126b BGB) geltend gemacht werden. Erfolgt dies nicht, verfallen diese Ansprüche. Die Ausschlussfrist beginnt, wenn der Anspruch entstanden ist und der Anspruchsteller von den anspruchsbegründenden Umständen Kenntnis erlangt oder ohne grobe Fahrlässigkeit erlangen müsste.

1.
Claims arising from this employment must be asserted in text form (sec. 126b BGB) within a period of three months. Any failure to meet this deadline shall lead to loss of the entitlement. The preclusion period shall begin when the claim arises and the claimant gains knowledge of the circumstances justifying the claim or could reasonably be held to have gained such knowledge without having been grossly negligent.

2.
Lehnt der Leistungspflichtige den Anspruch in Textform ab oder erklärt er sich hierzu nicht innerhalb eines Monats nach Geltendmachung des Anspruchs, so verfällt dieser, wenn er nicht innerhalb von drei Monaten nach der Ablehnung oder nach dem Fristablauf gerichtlich geltend gemacht wird. Die Erhebung einer Kündigungsschutzklage wahrt den Anspruch nicht.

2.
If the party liable rejects such claim in text form or does not state its position within one month after assertion of the claim, the claim shall be forfeited if it is not asserted in court within three months of the rejection or expiration of the deadline. Filing a lawsuit for protection against unfair dismissal shall not prevent a claim from being forfeited.

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

3.
Diese Ausschlussfristen und diese Verfallklausel gelten nicht bei Ansprüchen wegen der Verletzung des Lebens, des Körpers oder der Gesundheit sowie bei vorsätzlichen oder grob fahrlässigen Pflichtverletzungen, für Ansprüche auf Zahlung des Mindestlohns nach dem MiLoG und für andere gesetzliche oder tarifliche Ansprüche, auf die nicht verzichtet werden kann.

3.
These preclusion periods and this expiration clause shall not apply to claims arising because of physical injury of life, body or health as well as in case of intended or grossly negligent breaches of duty, in case of entitlements of the Employee to the minimum wage according to the minimum wage legislation (MiLoG), as well as for other statutory or collectively indispensable claims.

§ 14 Änderungen / Form	§ 14 Changes / Form

Änderungen, Ergänzungen und die Aufhebung dieses Vertrags bedürfen zu Ihrer Wirksamkeit der Schriftform. Dies gilt auch für die Änderung dieser Schriftformklausel selbst. Ausgeschlossen sind damit insbesondere Vertragsänderungen durch betriebliche Übung. Das vorstehende Schriftformerfordernis findet keine Anwendung bei Abreden, die nach Vertragsschluss unmittelbar zwischen den Parteien mündlich getroffen werden. Mündliche Nebenabreden bestehen nicht.

Amendments, supplements and the cancellation of this agreement, including this clause, must be in writing to be effective. Contractual amendments due to operational practice (betriebliche Übung) are therefore excluded. The above written form requirement shall not apply to verbal agreements made directly between the contracting parties after the conclusion of the agreement. There are no verbal side agreements.

§ 15 Anwendbares Recht	§ 15 Governing Law

Dieser Arbeitsvertrag unterliegt dem Recht der Bundesrepublik Deutschland mit Ausnahme der in § 8 c Abs. 4 in Bezug genommenen Normen des amerikanischen Rechts. Alle Rechtsstreitigkeiten, die im Zusammenhang mit diesem Arbeitsvertrag oder etwaigen Zusatzvereinbarungen entstehen, unterliegen der deutschen Gerichtsbarkeit.

This Employment Agreement shall be subject to German Law with the exception of the U.S. laws that are referenced in § 8 c para. 4. All disputes arising in connection with this Employment Agreement or any further supplemental agreements shall be settled by a competent court of jurisdiction in Germany.

§ 15a Maßgebliche Fassung	§ 15a Authoritative Version

Für die Durchführung und Auslegung dieses Arbeitsvertrages ist im Streitfall die deutsche Fassung maßgeblich. Dies gilt nicht bezüglich § 8c Abs. 4. Insofern ist die englische Fassung maßgeblich.	For execution and interpretation of this Employment Agreement, in case of disputes, the German version prevails. This does not apply to § 8c para. 4, for which the English version shall apply.

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

§ 16 Schlussbestimmungen	§ 16 Final Provisions

1.
Sollte eine Bestimmung dieses Arbeitsvertrages ganz oder teilweise unwirksam sein oder werden, so wird hiervon die Wirksamkeit der übrigen Bestimmungen dieses Arbeitsvertrages nicht berührt. An die Stelle der unwirksamen Bestimmung tritt die gesetzlich zulässige Bestimmung, die dem mit der unwirksamen Bestimmung Gewollten wirtschaftlich am nächsten kommt. Dasselbe gilt für den Fall einer vertraglichen Lücke.

1.
If any clause of this Employment Agreement is or shall be deemed invalid in whole or in part, all remaining provisions of this Employment Agreement shall remain valid. The invalid clause shall be replaced by the legally permissible provision which comes closest to the economic intent of the invalid provision. The same applies in the event of a contractual gap.

2. Der Arbeitnehmer hat eine Ausfertigung dieses Arbeitsvertrages erhalten.	2. The Employee has received a copy of this Employment Agreement.

Berlin, den November 7, 2022	Berlin, on November 8, 2022

/s/ Florian Brand	/s/ Stephen Bardin
Florian Brand Vorstand / CEO ATAI Life Sciences AG	Stephen Rodrick Bardin

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

Exhibit 1: Job Description – Chief Financial Officer

atai Life Sciences is a biopharmaceutical company focused on developing novel treatments (both psychedelic and non-psychedelic) for mental health disorders so that everyone, everywhere can live a more fulfilled life. We are developing psychedelic and non-psychedelic compounds and cutting-edge digital therapeutic tools. We are excited about anything that might mean a true leap forward for patients. We have offices in Berlin, London, New York, Boston, and San Diego.

The role (purpose):

The Chief Financial Officer will be responsible for building and overseeing the Finance and Accounting function. In this role, you will be responsible for developing financial plans, company-wide and project-specific budgets, monitoring atai’s financial health, maintaining an appropriate internal control environment, overseeing all SEC reporting, and identifying and mitigating financial risks to the business. This is a hands-on position in a start-up environment that requires strong business acumen and the ability to flex and pivot. One must have the ability to work collaboratively and effectively with all departments and provide management with information vital to the decision-making process.

What you will achieve:

Responsible for overseeing the global financial strategy and organization. Works with senior executives and the Board of Directors to establish financial and strategic goals for the company, and financial and investing strategies to meet specific business objectives, and legal, regulatory, and securities reporting requirements. Responsibilities include long-range financial planning and policies, accounting practices and procedures, and the company’s relationship with the financial and shareholder communities. Oversees all aspects of financial planning and reporting, including the controller function, accounting, treasury, and tax on a global basis to ensure compliance with financial reporting standards, shareholder requirements, and regulatory requirements.

•
Set and execute the strategy for the Finance and Accounting
•
Responsible for all aspects related to Finance and Accounting, including but not limited to, financial reporting (including all SEC reporting), accounting, budgeting, management reporting, internal controls, treasury, tax, new leases / build-outs, and general corporate operations
•
Partner on investor relations as necessary
•
Create impactful and timely analyses on tactical Finance and Accounting issues for the CEO and Board
•
Enhance the quality of the Company’s financial and operational reporting; develop KPIs and dashboards that capture and illustrate the drivers of the businesses; deliver insightful and actionable variance, trend, and scenario analysis of financial performance across all

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1

Exhibit 10.2

functions; automate progressively more components of the reporting to reduce risk of error and increase the efficiency and scalability of the reporting
•
Understand key business drivers and trends including expenses by function and program
•
Ensure the company is continuing to improve its control environment in preparation for 404(b) compliance
•
Ensure regulatory and corporate compliance regarding all financial functions
•
Manage relationships with functional department heads across the organization, staying abreast of strategic needs that may have financial and accounting implications
•
Maintain strong partnerships with external vendors, including independent auditors
•
Oversee corporate insurance programs (including director and officer insurance) to maintain appropriate coverage and limits
•
Manage the accumulatio and consolidation of all financial data necessary for an accurate accounting of consolidated business results
•
Coordinate and prepare internal and external financial statements and activities for external auditors
•
Manage, prepare, administer, and direct the control of the budget
•
Manage the activities of the financial analyst staff
•
Review and approve recommendations for financial planning and control, providing relevant fiscal information to the executive management team
•
Develop and manage internal financial audits
•
May develop a formal reporting system to communicate results of audit activities to management and regulatory compliance agencies
•
May provide leadership and technical guidance for compliance with Sarbanes-Oxley (SOX) legislation
•
Select, develop, and evaluate personnel to ensure the efficient operation of the function

Who will be successful in this role:

•
15+ years of accounting and/or finance experience, Bachelor’s degree in Finance, Economics, Accounting or Business, and MBA and/or CPA license
•
5+ years of financial leadership experience at a publicly traded biotechnology company
•
Experience with implementing and enhancing internal and external auditing programs in the pharmaceutical or biotechnology industry
•
Experience in scaling financial organizations to handle the complexity of platform-based biotech with multiple clinical-stage programs and therapeutic areas
•
Ability to work well under pressure in a high-growth environment; willingness to roll up sleeves and pitch in wherever needed
•
Deep knowledge of U.S. GAAP and SEC regulations

atai Life Sciences AG Wallstraße 16, 10179 Berlin, Germany	Phone: +49 (0) 89 2153 9035 Fax: +49 (0) 89 2153 9035 1 Email: info@atai.life Web: www.atai.life	Board of Directors: Florian Brand (Chair), Dr. Srinivas Rao Trade Register: Amtsgericht München, HRB 23920

Germany 11731190.1

Germany 12231349.1